Business Acquisition - Summary of Assets Acquired And Liabilities Assumed (Detail) - Ontario Limited [Member] $ in Thousands	Jul. 08, 2025 CAD ($)
Assets Acquired and Liabilities assumed
Cash and cash equivalents	$ 2,731
Accounts receivable and other receivables	545
Inventories	9,035
Prepaid and other current assets	261
Property and equipment	1,887
Operating lease right-of-use assets	8,594
Tradename	677	[1]
Identifiable assets acquired	23,730
Accounts payable	3,948
Accrued liabilities	384
Operating lease liabilities	8,594
Liabilities assumed	12,926
Net assets acquired	$ 10,804

[1]	The fair value of the tradename was determined using the relief-from-royalty method, an income approach valuation methodology. The tradename is being amortized on a straight-line basis over 15 years.